UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) - November 16, 2021

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including Area Code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On November 16, 2021, Oncor Electric Delivery Company LLC (“Oncor”) completed a sale of $300 million aggregate principal amount of its 2.75% Senior Secured Notes due 2030 (the “2030 Notes”) and $500 million aggregate principal amount of its 2.70% Senior Secured Notes due 2051 (the “2051 Notes” and, together with the 2030 Notes, the “Notes”). The 2030 Notes constitute an additional issuance of Oncor’s 2.75% Senior Secured Notes due 2030, $400 million of which Oncor previously issued on March 20, 2020 and are currently outstanding (the “Outstanding 2030 Notes”).

Oncor intends to use the proceeds (net of the initial purchasers’ discount, fees, expenses and accrued interest) of approximately $796 million from the sale of the Notes for general corporate purposes, including the repayment on November 16, 2021 of the full amounts outstanding under its unsecured term loan credit agreement dated January 29, 2021 and its unsecured term loan credit agreement dated March 17, 2021 as well as the expected future repayment of a portion of the amounts outstanding under its unsecured term loan credit agreement dated June 25, 2021.

The Notes were issued pursuant to the provisions of an Indenture, dated as of August 1, 2002, between Oncor and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as trustee (the “Trustee”) (as amended and supplemented, the “Indenture”), supplemented in the case of the 2030 Notes by an Officer’s Certificate, dated March 20, 2020 (the “2020 Officer’s Certificate”), and further supplemented by an Officer’s Certificate, dated November 16, 2021 (the “2021 Officer’s Certificate”). The Indenture and each of the 2020 Officer’s Certificate and the 2021 Officer’s Certificate relating to the applicable Notes establish the terms of such Notes. The 2030 Notes were issued as part of the same series as the Outstanding 2030 Notes and will be treated as a single class for all purposes under the Indenture. The 2051 Notes constitute a separate series of notes under the Indenture, but will be treated together with Oncor’s other outstanding debt securities issued under the Indenture, including the 2030 Notes and the Outstanding 2030 Notes, for amendments and waivers and for taking certain other actions.

Oncor’s obligations under the Notes are secured by a lien on all property acquired or constructed by Oncor for the transmission and distribution of electric energy, mortgaged as described under the Deed of Trust, Security Agreement and Fixture Filing (as amended, the “Deed of Trust”), dated as of May 15, 2008, from Oncor to The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as collateral agent (the “Collateral Agent”).

The 2030 Notes bear interest at a rate of 2.75% per annum and mature on May 15, 2030. The 2051 Notes bear interest at a rate of 2.70% per annum and mature on November 15, 2051. Interest on the 2030 Notes will accrue from November 15, 2021 and will be payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2022. Interest on the 2051 Notes will accrue from November 16, 2021 and will be payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2022. Prior to February 15, 2030 in the case of the 2030 Notes and May 15, 2051 in the case of the 2051 Notes, Oncor may redeem such Notes at any time, in whole or in part, at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. On and after February 15, 2030 in the case of the 2030 Notes and May 15, 2051 in the case of the 2051 Notes, Oncor may redeem such Notes at any time, in whole or in part, at a redemption price equal to 100% of the principal amount of such Notes, plus accrued and unpaid interest. The Notes, the Indenture and the Deed of Trust also contain customary events of default, including failure to pay principal or interest on the Notes when due, among others. If any such event of default occurs and is continuing, the outstanding principal of the Notes may be declared due and payable, among other remedies as provided in the Indenture.

The Notes were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes.

In connection with the completion of the sale of the Notes, on November 16, 2021, Oncor entered into a Registration Rights Agreement with the representatives of the initial purchasers of the Notes (the “Registration Rights Agreement”). Under the Registration Rights Agreement, Oncor agreed, subject to certain exceptions, to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the Notes for publicly registered notes (the “Exchange Offer Registration Statement”), or under certain circumstances, a shelf registration statement to cover resales of the Notes (the “Shelf Registration Statement”). Oncor agreed to use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act no later than 270 days after the issue date of the Notes and to consummate the exchange offer no later than 315 days after the issue date of the Notes. Oncor agreed to use commercially reasonable efforts to cause any Shelf Registration Statement to become or be declared effective within the later of 180 days after such Shelf Registration Statement filing obligation arises and 270 days after the issue date of the Notes. If Oncor does not comply with certain of its obligations under the Registration Rights Agreement, the affected Notes will bear additional interest on the principal amount of such Notes at a rate of 0.50% per annum over the interest rate otherwise provided for under the Notes for the period during which the registration default continues, but not later than the second anniversary of the issue date of the Notes.

Prior to being exchanged or sold in connection with the transactions contemplated by the Registration Rights Agreement, the 2030 Notes, unlike the Outstanding 2030 Notes that were exchanged pursuant to a registration rights agreement relating to the Outstanding 2030 Notes, will contain restrictions on transfer. The 2030 Notes, once exchanged or sold in connection with the transactions contemplated by the Registration Rights Agreement, will not be subject to such restrictions on transfer. In addition, holders of the Outstanding 2030 Notes are not entitled to additional interest in the event Oncor does not meet certain of its obligations under the Registration Rights Agreement nor are they entitled to any further rights under the registration rights agreement relating to the Outstanding 2030 Notes. The 2030 Notes exchanged or sold in connection with the transactions contemplated by the Registration Rights Agreement are expected to be designated by the same CUSIP number as, and accordingly be fungible with, the exchanged Outstanding 2030 Notes.

A copy of the Indenture was filed by Oncor as an exhibit to its Form S-4 filed October 2, 2002 and a copy of Supplemental Indenture No. 1, dated May 15, 2008, between Oncor and the Trustee was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, which are incorporated by reference herein. A copy of the Deed of Trust was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, the First Amendment to the Deed of Trust, dated March 2, 2009, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 10-K filed March 3, 2009, the Second Amendment to the Deed of Trust, dated September 3, 2010, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed September 3, 2010, and the Third Amendment to the Deed of Trust, dated November 10, 2011, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed November 15, 2011, which are incorporated by reference herein. A copy of the 2020 Officer’s Certificate was filed by Oncor as an exhibit to its Form 8-K filed March 20, 2020, which is incorporated by reference herein. The 2021 Officer’s Certificate and the Registration Rights Agreement are attached as Exhibit 4.1 and Exhibit 4.2, respectively, to this current report on Form 8-K and are incorporated herein by reference. The above description of the Indenture, as supplemented, the Deed of Trust, as amended, the 2020 Officer’s Certificate, the 2021 Officer’s Certificate, the Notes and the Registration Rights Agreement are qualified in their entirety by reference to the Indenture, the Deed of Trust, the 2020 Officer’s Certificate, the 2021 Officer’s Certificate, the Notes and the Registration Rights Agreement, respectively.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

4.1	Officer’s Certificate, dated November 16, 2021, establishing the terms of Oncor’s 2.70% Senior Secured Notes due 2051 and providing for Oncor’s additional 2.75% Senior Secured Notes due 2030.

4.2	Registration Rights Agreement, dated November 16, 2021, among Oncor and the representatives of the initial purchasers of the 2030 Notes and the 2051 Notes.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: November 17, 2021